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                                                                      Exhibit 10


                         CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Financial Highlights" in the Prospectus and "Auditors" in the Statement of Additional Information and to the incorporation by reference of our report dated May 15, 2001 on UBS PW Cashfund, Inc. (formerly PaineWebber Cashfund, Inc.), in this Registration Statement (Form N-1A No. 2-60655) of PaineWebber Cashfund, Inc.


                                         /s/ Ernst & Young LLP

                                         ERNST & YOUNG LLP


New York, New York
July 26, 2001